Exhibit 99.1

Blaize, a Leading Global Provider of AI Solutions for Edge Computing, to go Public Through a Business Combination with BurTech Acquisition Corp.

•	Blaize is a provider of full-stack artificial intelligence (“AI”) solutions for automotive and edge computing in multiple large and rapidly growing markets.
•	Blaize has previously raised $224 million from strategic investors that include DENSO, Mercedes Benz, Magna and Samsung, financial investors such as Franklin Templeton, GGV and Bess Ventures, and globally-renowned operators such as Dado Banatao, Jürgen Hambrecht, Roland Berger, and Kurt Lauk.
•	The proposed transaction values Blaize at a pro forma enterprise value of $894 million.
•	Expected to deliver minimum proceeds of approximately $71 million, prior to payment of expenses, to the combined company to accelerate Blaize's full-stack edge-AI product roadmap and support Blaize's execution of significant business opportunities.
•	Blaize has a strong customer pipeline across multiple industries, underwritten by several joint development agreements, including a long-term joint development agreement with a leading automotive Tier-1 original equipment manufacturer (“OEM) supplier, and a multi-phase master services agreement with a leading German automotive original equipment manufacturer (“OEM”) to deliver AI acceleration.

El Dorado Hills, CA--(BUSINESS WIRE)—Blaize, Inc. (“Blaize”), a provider of purpose-built, AI-enabled edge computing solutions, announced today that it has entered into a definitive agreement to combine with BurTech Acquisition Corp. (“BurTech”) (NASDAQ: BRKH), a publicly traded special purpose acquisition company. Upon closing of the proposed transaction, Blaize will become a publicly traded company and is expected to be listed on Nasdaq under a new ticker symbol. The proposed transaction values Blaize at a pro forma enterprise value of $894 million.

Blaize Overview

Blaize is a provider of full-stack, AI-enabled computing solutions across diverse and expanding markets, encompassing automotive, mobility, retail, security, industrial automation, healthcare and others that represent a collective total addressable market in excess of $70 billion. Blaize’s proprietary, purpose-built, full-stack programable processor architecture and low-code/no-code software platform solutions are designed to enable enterprises to rapidly harness the power of AI at the periphery of the network and in the data center and deliver real-time insights and decision-making capabilities with speed and efficiency.

This efficient processor architecture is designed to address the inherent challenges of edge AI processing, providing high performance computing at low power consumption, minimal latency and high efficiency. The Blaize architecture includes its software suite composed of Blaize® AI Studio® and Blaize® Picasso® SDK (Software Development Kit), providing customers with a user-friendly and flexible means to swiftly develop and deploy applications at a highly optimized total cost of ownership (“TCO”).

Management Comments

BurTech Quote: CEO and Chairman of BurTech Shahal Khan, commented, “Today marks the beginning of an extraordinary journey as BurTech agrees to combine with Blaize. The potential in the field of edge AI is immense, and this partnership positions the combined company for success. We are honored to have garnered strong backing from visionary investors, a testament to the revenue and growth potential in our journey. Our confidence in Blaize's management team is unwavering, and together, we are poised to be a leading player in a bright and transformative future in the world of edge AI. We are eager to pioneer the path ahead."

Blaize Quote:

Commenting on this merger, CEO and co-founder of Blaize, Dinakar Munagala stated, "This combination with BurTech is a landmark event for Blaize. It positions us perfectly to tackle the exciting challenges and global opportunities in AI computing and processors. We are grateful for the support of our long-term investors and the commitment from BurTech. This enables us to rapidly deploy our proprietary AI solutions across multiple geographies and play a prominent role in shaping the future of sustainable AI innovation.”

Transaction Overview

Under the terms of the merger agreement, Blaize will merge with and into a wholly owned Delaware subsidiary of BurTech that was formed for the purpose of the proposed transaction (the “Merger”), with Blaize surviving the Merger as a direct wholly owned subsidiary of BurTech. At the effective time of the Merger, stockholders of Blaize immediately prior to the effective time of the Merger will receive shares of BurTech common stock based on an implied pro forma enterprise value of approximately $894 million at a price of $10.00 per share.

The proposed transaction is expected to deliver minimum proceeds of approximately $71 million (prior to payment of expenses), including approximately $46 million cash from BurTech’s trust account (assuming no further redemptions by BurTech’s stockholders) and a $25 million committed investment from Burkhan Capital, LLC, an affiliate of BurTech, in the form of convertible notes and warrants of Blaize.

In addition, 16.3 million shares of common stock of BurTech may be issued as earnout shares after the closing of the proposed transaction, in accordance with the schedule set forth in the merger agreement. The earnout shares are to be issued to shareholders of Blaize and Burkhan Capital LLC contingent, in each case, on meeting certain stock price thresholds.

In connection with the consummation of the proposed transaction, BurTech will be renamed “Blaize Holdings, Inc.”

The proposed transaction, which has been unanimously approved by the board of directors of each of BurTech and Blaize, is expected to close in the second quarter of 2024, subject to approval by BurTech’s and Blaize’s stockholders and the satisfaction of other customary closing conditions, including the effectiveness of a registration statement on Form S-4 (the “Registration Statement”), which will contain a proxy statement/prospectus, and other regulatory approvals. Additional information about the proposed transaction, including a copy of the merger, will be filed by BurTech in a Current Report on Form 8-K with the SEC that will be available at www.sec.gov.

Advisors

Norton Rose Fulbright US LLP is acting as U. S. legal counsel to BurTech. Cohen and Company Capital Markets a division of J.V.B. Financial Group, LLC is acting as exclusive financial advisor, lead capital markets advisor and private placement agent to Blaize. Latham & Watkins LLP is acting as legal counsel to Blaize. Blueshirt Capital Advisors is also serving as an investor relations advisor to Blaize.

About BurTech Acquisition Corp.

BurTech Acquisition Corp. (NASDAQ: BRKH) is a special purpose acquisition company dedicated to partnering with exceptional businesses and providing them with the resources and expertise to excel in the public market. With a focus on delivering long-term value to stockholders and supporting innovative companies, BurTech Acquisition Corp. is committed to creating success stories in technology industries. With steadfast stockholders, a robust financial footing, and an unyielding commitment to innovation, BurTech Acquisition Corp. is a visionary force in the technology world.

About Blaize

Blaize has developed a suite of purpose-built, full-stack programmable processor architecture, and low-code/no-code software platform that enables AI processing solutions for high performance computing in multiple large and rapidly growing markets. Its proprietary, purpose-built solutions are designed to enable enterprises to harness the power of AI at the periphery of the network and in the data center and deliver real-time insights and decision-making capabilities with speed and efficiency.

This union of breakthrough hardware and software technologies—each optimizing the other—are designed to deliver a complete end-to-end market-proven solution powered by:

•

Blaize® Graph Streaming Processor (GSP®)—a fully programmable, next-generation AI accelerator processor designed for edge and data centers and to deliver efficient compute, reduced latency, and bandwidth, and available in multiple form factors.

•	Blaize® AI Studio®—an intuitive, low-code/no-code development environment that is intended to simplify the creation and deployment of AI models at the edge, empowering developers and data scientists to build and optimize AI applications efficiently, bringing AI-powered solutions to market quickly.
•	Blaize® Picasso® SDK—a graph-native and open software environment that is designed to accelerate the entire AI application development cycle and build and optimize complete AI applications running on GSP silicon.

Blaize is dedicated to delivering a market-proven complete end-to-end solution that provides superior performance and TCO compared to graphics processing unit (GPU) and application-specific integrated circuit (ASIC) alternatives. Blaize has established a comprehensive partner ecosystem that delivers turn-key solutions based on and complementing its technologies, such as cloud service providers, independent software vendors, aggregators, industrial personal computer vendors and others. Blaize has raised $224 million from strategic investors such as DENSO, Mercedes Benz, Magna, and Samsung, financial investors such as Franklin Templeton, GGV and Bess Ventures, and globally-renowned operators such as Dado Banatao, Jürgen Hambrecht, Roland Berger, and Kurt Lauk. Headquartered in El Dorado Hills (CA), Blaize has more than 200 employees worldwide with teams in San Jose (CA), Cary (NC) and subsidiaries in Hyderabad (India) and Leeds and Kings Langley (UK).

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to BurTech and Blaize. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of BurTech’s securities; (ii) the risk that the proposed transaction may not be completed by BurTech’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BurTech; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by BurTech’s stockholders, the satisfaction of the minimum aggregate transaction proceeds amount following redemptions by BurTech’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the failure to obtain financing to complete the proposed transaction and to support the future working capital needs of Blaize and the combined company; (v) the effect of the announcement or pendency of the proposed transaction on Blaize’s business relationships, performance, and business generally; (vi) risks that the proposed transaction disrupts current plans of Blaize and potential difficulties in the retention of Blaize employees as a result of the proposed transaction; (vii) the outcome of any legal proceedings that may be instituted against BurTech or Blaize related to the merger agreement and the proposed transaction ; (viii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (ix) the ability to maintain the listing of BurTech’s securities on Nasdaq; (x) the price of BurTech’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Blaize operates, variations in performance across competitors, changes in laws and regulations affecting Blaize’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, including the possibility of cost overruns or unanticipated expenses in development programs, and the ability to identify and realize additional opportunities; (xii) the enforceability of Blaize’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (xiii) the incurrence of significant expenses to remediate, or damage to Blaize’s reputation as a result of, any defects in Blaize’s products; and (xiv) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BurTech’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov and other documents filed, or to be filed with the SEC by BurTech, including the Registration Statement. The foregoing list of factors is not exhaustive. There may be additional risks that neither BurTech nor Blaize presently know or that BurTech or Blaize currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement to be filed by BurTech with the SEC, including those under “Risk Factors” therein, and other documents filed by BurTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and BurTech and Blaize assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither BurTech nor Blaize gives any assurance that either BurTech or Blaize will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, BurTech intends to file with the SEC the Registration Statement, and after the Registration Statement is declared effective, BurTech will mail a definitive proxy statement/prospectus relating to the proposed transaction to its stockholders. This press release does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. BurTech may file other documents regarding the proposed transaction with the SEC, and BurTech’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus and the other documents filed in connection with the proposed transaction, as these materials will contain important information about Blaize, BurTech and the proposed transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed transaction will be mailed to stockholders of BurTech as of a record date to be established for voting on the proposed transaction and the other matters to be voted upon at a meeting of BurTech’s stockholders to be held to approve the proposed transaction and such other matters. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to BurTech Acquisition Corp., 1300 Pennsylvania Avenue, Suite 700, New York, NY 20006, Attention: Roman Livson, Chief Financial Officer.

Participants in Solicitation

BurTech, Blaize, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from BurTech’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of BurTech’s stockholders in connection with the proposed transaction, including the names of such persons and a description of their respective interests, is set forth in BurTech’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Registration Statement regarding the proposed transaction when it becomes available. Stockholders will be able to obtain copies of the documents described in this paragraph that are filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to BurTech Acquisition Corp., 1300 Pennsylvania Avenue, Suite 700, New York, NY 20006, Attention: Roman Livson, Chief Financial Officer.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of BurTech or Blaize, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contact Information

For Blaize

Investors

Mark Roberts

Blueshirt Capital Advisors

ir@Blaize.com

For BurTech Acquisition Corporation

Roman Livson
Chief Financial Officer
1300 Pennsylvania Avenue, Suite 700
Washington, DC 20006

investors@burtechacq.us

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